Preliminary Prospectus dated October 31, 1997
                              SUBJECT TO COMPLETION

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

                              The Avatar Advantage
                      International Equity Allocation Fund
                                900 Third Avenue
                               New York, NY 10022
                                 (800) 000-0000

                                   PROSPECTUS


         The Avatar Advantage International Equity Allocation Fund (the "Fund") is a mutual fund with the investment objective of seeking long-term capital appreciation. The Fund attempts to achieve its objective by investing in equity securities of issuers outside of the U.S. during rising stock markets and limiting loss during market declines. See "Investment Objective and Policies." Shares are available on a no-load basis to investors. There can be no assurance that the Fund will achieve its investment objective.

         This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a separate series of Advisors Series Trust (the "Trust"), an open-end registered management investment company. A Statement of Additional Information (the "SAI") dated January , 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This SAI is available without charge upon request to the Fund at the address given above.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 January , 1998

                                Table of Contents

                    Expense Table ....................    2
                    Investment Objective and Policies     3
                    Management of the Fund ...........    6
                    Investor Guide ...................    8
                    Services Available to Shareholders   10
                    How to Redeem Your Shares ........   11
                    Distributions and Taxes ..........   13
                    General Information ..............   13

                                  Expense Table

Expenses are one of several factors to consider when investing in the Fund. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees. The Fund is a no-load mutual fund and has no shareholder transaction expenses. The Fund has adopted a plan of distribution under which it will pay the Advisor, as Distribution Coordinator, a fee at the annual rate of up to 0.25% of the Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers. Shares will be redeemed at net asset value per share.

Annual Operating Expenses
   (As a percentage of average net assets)

Investment Advisory Fee                                          1.00%
12b-1 Fee                                                        0.25%
Other Expenses (1)                                               0.40%
                                                                 ----
Total Fund Operating Expenses (2)                                1.65%
                                                                 ====

(1) Other Expenses are estimated for the first fiscal year of the Fund.

(2) The Advisor has agreed to reduce its fees to insure that the expenses for the Fund will not exceed 1.65%. If the Advisor did not limit the Fund's expenses, it is expected that "Other Expenses" in the above table would be 1.45% and "Total Operating Expenses" would be 3.70%. If the Advisor does waive any of its fees, the Fund may reimburse the Advisor in future years. See "Management of the Fund."

Example

This table illustrates the net operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.

1 Year                             3 Years

$17                                $52

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, FEDERAL

REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT THE FUND'S ACTUAL RETURN MAY BE HIGHER OR LOWER. SEE "MANAGEMENT OF THE FUND."

The minimum initial investment in the Fund is $2,500, with subsequent minimum investments of $250 or more ($1,000 and $50, respectively, for retirement plans). Shares will be redeemed at their net asset value.

                        Investment Objective And Policies

What is the Fund's investment objective?

The investment objective of the Fund is to seek long-term capital appreciation, by participating in rising stock markets outside of the United States and then preserving the bulk of those profits during high-risk periods. There can be no assurance that the Fund will achieve its objective.

How does the Fund seek to achieve its objective?

Avatar Investors Associates Corp. (the "Advisor" or "Avatar Associates") is a passive investor and utilizes passive implementations. The Fund will use internally constructed baskets of equity securities or other instruments to make investments and not engage in active security selection. The Advisor believes that the most important step in its investment process is determining the Fund's allocation between equity securities and cash reserves in markets around the world. The asset allocation decision is based on proprietary asset allocation models, which measure the risk and potential reward of investing in equity securities relative to the safety of cash reserves in markets around the world. When the Advisor believes market risk is low within a given country, it maintains a large commitment (as fully invested as practicable) to equity securities within a given country. When the Advisor believes market risk is high within a given country, it shifts an appropriate amount of the Fund's assets into cash reserves to protect capital. The Advisor may also shift assets between countries around the world to position itself in markets it feels are more favorable. These shifts from and to equity securities are generally made in increments of five to ten per cent of the Fund's total net assets, as conditions warrant based on the Advisor's asset allocation model.

The Advisor's asset allocation models measure liquidity. Based on its experience and research, the Advisor believes that changes in financial liquidity -- for example, money, credit and reserves -- are the best measure of investment market risk. When this liquidity expands beyond what is needed by the "real" or production side of the economy, much of the excess moves into the stock markets. This movement causes stock prices to rise. On the other hand, when liquidity is contracting, economic demands siphon money away from the stock market. Investment risks increase, and stock prices are subject to declines. Thus, the Advisor makes orderly asset mix decisions by measuring and reacting to current market risk levels as quantified by the Advisor's models. The Liquidity Models include economic factors such as interest rate trends, Central Bank policy, and yield spreads. It also includes inflation variables (commodity price trends, industrial production growth, etc.), market momentum factors (such as short-term trends) and investor sentiment (such as retail optimism/pessimism, etc.) These factors, blended into the model, all help determine the asset mix. Any shifts in this mix are dictated by the data produced by the model. The model is updated daily to enable the Advisor to respond to rapidly changing environments. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes.

What does the Fund invest in?

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities (i.e., common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants) of issuers from at least three countries other than the United States.

In addition to investing in equity securities, the Fund may also enter into foreign currency exchange contracts and purchase other securities to protect against fluctuations in exchange rates. These securities are described below and under "Additional Information."

The Fund may invest in companies located anywhere in the world but intends to invest principally in the following countries: Australia, Canada, France, Germany, Hong Kong, Italy, Japan, Netherlands, Spain, Switzerland and the United Kingdom. Although the Fund intends to invest primarily in countries located outside the United States, it is permitted to invest up to 10% of its total assets in U.S. companies. The Fund may invest more heavily in U.S. companies when the Advisor believes foreign markets or economic conditions or trends in currency exchange rates favor domestic securities.

The baskets the Fund may invest in include foreign securities, foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) or other similar securities representing an interest in securities of foreign issuers. The Fund may also invest in other open-end and closed-end investment companies that invest in international equities, including World Equity Benchmark Shares, commonly known as "WEBS."

Because the Fund invests primarily in foreign securities, it may be subject to greater risks and higher expenses than equity funds that invest primarily in securities of U.S. issuers. These risks may be even greater in emerging industrialized and less developed countries. Most of the securities held by the Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values.

The Advisor does not expect the Fund's annual turnover rate to exceed 150%. High portfolio turnover will increase transaction costs and may result in higher taxes for investors.

How does the Advisor create the Fund's portfolio?

In creating an international portfolio, the Advisor follows a three-step process that incorporates its proprietary asset allocation model. First, each country's asset allocation between stocks and cash is determined. Next, the portfolio weight for each country is set within specified guidelines. Finally, and independent from our investment models, currency risk is systematically assessed to determine whether a hedge is appropriate.

         Step 1. Within Country Portfolio Allocation. Each country has its own proprietary liquidity model for stocks because there are characteristics and historical development issues that vary from market to market. These models measure the degree of market risk for each country. The model readings formulate the asset allocation mix daily.

         Step 2. Between Country Portfolio Allocation. Benchmark guidelines are set for each country based on the market capitalization weight of each market in the benchmark. These guidelines are rebalanced monthly. A range above and below the benchmark is then set based on the trading volume and available investment vehicles for that country. Given these specified guidelines, the model readings or market risk determine the country weights.

         Step 3. Currency Management. Currency movements are an important part of the total investment return for non-dollar or international investments. The Advisor uses a proprietary quantitative approach to determine when currency exposure will enhance portfolio performance. Since exchange rate movements are generally independent from stock movements, the Advisor's currency exposure decision is determined independently from its asset allocation decision. The Advisor's currency models combine economic fundamentals with trend data.

What does the Fund use for cash reserves?

The Advisor uses high quality, short-term debt securities and money market instruments as cash reserves for the Fund. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements, as well as short-term securities issued by other sovereign governments and investment grade money market instruments issued by foreign banking institutions.

Other investments and investment techniques. The Fund may also make the following investments or use the techniques described below. More information about them, including the special risks entailed, is contained in the SAI.

         Options on Securities. The Fund may buy options as a substitute for positions in the underlying securities. The Fund may also buy call options on securities in order to fix the cost of a future purchase or to attempt to enhance return. The Fund may buy put options on securities to hedge against a decline in the value of securities it owns. The Fund may also write (sell) put and covered call options on securities in which it is authorized to invest. Options transactions will be entered into for hedging purposes and not for speculation. The Fund's ability to use these instruments successfully will depend on an investment manager's ability to predict accurately movements in the prices of securities, interest rates and the securities markets. There is no assurance that liquid secondary markets for options will always exist, and the correlation between hedging instruments and the securities or sectors being hedged may be imperfect. The requirement to cover obligations may impede portfolio management or the ability to meet redemption requests. It may also be necessary to defer closing out options positions to avoid adverse tax consequences.

         Futures and Options on Futures. The Fund may enter into futures contracts and forward foreign currency exchange contracts, or options on those contracts, involving interest rates, securities and securities indices, for hedging purposes or as a substitute for positions in the underlying securities, as well as in an attempt to realize income. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its total net assets would be hedged. There are risks involved in the use of futures and options on futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts or options to react differently from the Fund's portfolio securities to market changes. In addition, the Advisor could be incorrect in its expectations about the direction or extent of market movements. In these events, the Fund could lose money on the futures contracts or options. It is also not certain that a secondary market for positions in futures contracts or options will exist at all times, although the Advisor will consider liquidity before entering into these transactions.

         Selling Short. The Fund may sell securities short by borrowing securities it does not own and selling them. The Fund is then obligated to replace the securities borrowed by purchasing them at the market price at the time of replacement. If the securities sold short increase in value between the time of sale and the time the Fund purchases them, the Fund will incur a loss. On the other hand, if the securities decline in value, the Fund may repurchase them at a lower price and realize a profit. There are limits on the extent to which the Fund may engage in short sales, as described in the SAI.

Investment restrictions.

The Fund has adopted certain investment restrictions, which are described fully in the SAI. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares. As a fundamental policy, the Fund is a diversified fund.


                             Management of The Fund

The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund.

The Advisor.

The Fund's Advisor, Avatar Associates, 900 Third Avenue, New York, NY 10022 has provided asset management services to individuals and institutional investors since 1970. Currently the Advisor manages approximately $4 billion in assets. The Advisor was established and is controlled by its President, Edward S. Babbitt, Jr. Two members of the firm, Theodore M. Theodore and MaryAnn C. Bartels, are principally responsible for the management of the Fund's portfolio. Mr. Theodore is a Managing Director and Director of Research for the Advisor, having joined the firm in 1989. Ms. Bartels is a Vice President and Global Portfolio Manager for the Advisor, having been associated with the firm since 1994. Prior to joining the Advisor she was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith, Inc.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.00%.

Prior Performance of the Advisor.

The following table sets forth composite performance data relating to the historical performance of an institutional private account managed by the Advisor for the periods indicated. Although having investment objectives, policies and risks substantially similar to those of the Fund, the private account also utilized a strategy of investing in bonds which the Fund will not pursue. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund or of the Advisor.

The returns presented below were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commission and execution costs paid by the institutional private account without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The quarterly returns combine the individual account's returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed 5% of the value of the account) by asset-weighting the individual account's asset value as of the beginning of the quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private account is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for the private account could have been adversely affected if it had been regulated as an investment company.

The investment results of the private account presented below are unaudited and are not intended to predict or suggest the returns that might by experienced by the Fund or an individual investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

Annualized Total Return For Periods ended June 30, 1997


          Number of Years                         Private Account
          ---------------                         ---------------
          One Year                                     12.1%
          Inception (1/1/96 - 6/30/97)                 12.3%

The Administrator.

Investment Company Administration Corporation (the "Administrator") prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, shareholder servicing agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a $30,000 annual minimum.

Other operating expenses.

The Fund is responsible for its own operating expenses, including but not limited to, the advisory and administration fees, custody and shareholder servicing agent fees, legal and auditing expenses, federal and state registration fees, and fees to the Trust's disinterested trustees. The

Advisor may reduce its fees or reimburse the Fund for expenses at any time in order to reduce the Fund's expenses. Reductions made by the Advisor in its fees or payments or reimbursements of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to do so and remain in compliance with any applicable expense limitations.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average net assets. The expenses which the Fund may pay include: preparing and distributing prospectuses and other sales material; advertising and public relations expenses; payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.

Brokerage transactions.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                                 INVESTOR GUIDE

How to purchase shares of the Fund.

The Fund was established primarily to serve those investors in the qualified retirement plan market. There are several ways to purchase shares of the Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to a Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (800) 000-0000. First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018, an affiliate of the Administrator, is the principal underwriter ("Distributor") of the Funds' shares.

You may send money to the Fund by mail.

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the Avatar Advantage International Equity Allocation Fund) to the Fund's Shareholder Servicing Agent, American Data Services, Inc. at the following address:

         Avatar Advantage International Equity Allocation Fund
         P.O. Box 000
         Cincinnati, OH 45264-0856

You may wire money to the Fund.

Before sending a wire, you should call the Fund at (800) 000-0000 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

         Star Bank, N.A. Cinti/Trust
         ABA # 0420-0001-3
         for credit to Avatar Advantage International Equity Allocation Fund DDA # for further credit to [your name and account number]

Your bank may charge you a fee for sending a wire to the Fund.

You may purchase shares through an investment dealer.

You may be able to invest in shares of the Fund through an investment dealer, if the dealer has made arrangements with the Distributor. The dealer may place an order for you with the Fund; the price you will pay will be the net asset value which is next calculated after receipt of the order from the dealer. It is the responsibility of the dealer to place your order promptly. A dealer may charge you a fee for placing your order, but you could avoid paying such a fee by sending an Application Form and payment directly to the Fund. The dealer may also hold the shares you purchase in its omnibus account rather than in your name in the records of the Fund's transfer agent. The Fund may reimburse the dealer for maintaining records of your account as well as for other services provided to you.

Your dealer is responsible for sending your money to the Fund promptly after placing the order to purchase shares, and the Fund may cancel the order if payment is not received from the dealer promptly.

Minimum investments.

The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $50. However, if you are investing in an Individual Retirement Account ("IRA"), or you are starting a Automatic Investing Plan (see below), the minimum initial and subsequent investments are $1,000 and $250, respectively.

Subsequent  investments.

You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at (800) 000-0000. You may also make additional purchases through an investment dealer, as described above.

When is money invested in the Fund?

Any money received for investment in the Fund from an investor, whether sent by check or by wire, is invested at the net asset value of the Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the net asset value next calculated after the order is received. The net asset value is calculated at the close of regular trading of the NYSE, currently 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

What is the net asset value of the Fund?

The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is considered to be their amortized cost.

Other information.

The Distributor may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Fund is not required to issue share certificates; all shares are normally held in non-certificated form on the books of the Fund, for the account of the shareholder. The Fund, under certain circumstances, may accept investments of securities appropriate for the Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. The Advisor may, at its own expense, pay third parties for assistance in gathering assets for the Fund.

                       Services Available to Shareholders

Retirement Plans

You may obtain a prototype IRA plan from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

Automatic investing by check

You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

Automatic withdrawals

The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum
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amount that may be withdrawn  each month or quarter is $50.  This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                            How to Redeem Your Shares

You have the right to redeem all or any portion of your shares of the Fund at their net asset value on each day the NYSE is open for trading.

Redemption in writing.

You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

         Avatar Advantage International Equity Allocation Fund
         24 West Carver Street, 2nd Floor
         Huntington, NY 11743

Signature guarantee.

If the value of the shares you wish to redeem exceeds $25,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Redemption by telephone.

If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent at (800) 000-0000 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If
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
these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60-days' notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

What price is used for a redemption?

The redemption price is the net asset value of the Fund's shares, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

When are redemption payments made?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, the Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the Securities and Exchange Commission.

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, the Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

Repurchases from dealers

The Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is that next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, promptly, and the Fund may cancel the order if these documents are not received promptly.

Other information about redemptions.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                             Distributions and Taxes

Dividends and Distributions.

Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gains distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

Taxes

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income, including net short-term capital gains and certain net foreign currency gains received by the Fund, are taxable to shareholders as ordinary income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. You should consult your own advisers concerning federal, state and local taxation of distributions from the Fund.

                               General Information

The Trust.

The Trust was organized as a Delaware business trust on October 3, 1996. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series. The Board may also authorize the issuance of additional classes of shares for an existing series. The fiscal year of the Fund ends on December 31.

Shareholder Rights

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information.

From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of those shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. You should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries.

Shareholder  inquiries should be directed to the Shareholder  Servicing Agent at
(800) 000-0000.
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